UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 1, 2021

Elvictor Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-225239	82-3296328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Vassileos Constantinou 79 Vari, 16672, Attiki, Greece
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code  646-491-6601

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

On December 1, 2021, Elvictor Group, Inc. (the “Company”) issued a press release announcing an update to its business and corporate strategy including financial highlights for the quarter ended September 30, 2021. The press release is attached hereto as Exhibit 99.1 under Item 9.01, Financial Statements and Exhibits and is incorporated by reference herein.

Additionally, on December 1, 2021, the Company posted presentation materials on its website which includes information on the Company’s business and management team, certain historical and projected financial information, the Company’s future business plans and certain investment highlights, including historical trading and market information relating to the Company’s common stock. The presentation materials are hereby furnished as Exhibit 99.2 under Item 9.01, Financial Statements and Exhibits and are incorporated by reference herein.

The information contained in this Form 8-K provided under Item 7.01 and Exhibits 99.1 and 99.2 attached hereto is furnished to, but shall not be deemed filed with, the Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act or the Exchange Act.

Forward-Looking Statements

Exhibits 99.1 and 99.2 attached hereto contain, and may implicate, forward-looking statements regarding the Company, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of Elvictor Group, Inc., dated December 1, 2021.

99.2	Presentation Materials of Elvictor Group, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elvictor Group, Inc.

Date: December 1, 2021	By:	/s/ Konstantinos Galanakis
Name: Konstantinos Galanakis Title: Chief Executive Officer

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